SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 15, 2004
(Date of earliest event reported)

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SINOFRESH HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

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Florida (State or other jurisdiction of incorporation or organization)	0-49764 (Commission File Number)	65-1082270 (IRS Employer Identification No.)

516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)

(941) 681-3100
(Registrant’s telephone number, including area code)

Item 7. Exhibits.
Item 12. Results of Operations and Financial Condition.
Signatures
Press Release

Item 7. Exhibits.

Exhibit No.	Item
99.1	Press Release dated April 15, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 15, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.

Date: April 15, 2004	/s/ Charles A. Fust

Name: Charles A. Fust Title: Chairman and CEO